SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 8, 2001


                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                     0-19278                 13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
     of incorporation)


              51 James Way, Eatontown, New Jersey         07724
           (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code     (732) 542-2800


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                              Item 5. Other Events

Osteotech, Inc. stated that at the patent lawsuit trial, which commenced on Wednesday, October 31, 2001 in the United States District Court, Central District of California, in which GenSci Orthobiologics and GenSci Regeneration Science ("GenSci") are accused of infringing the claims of two of Osteotech's patents, U.S. Patent 5,290,558 (the `558 Patent) and 5,284,655 (the `655
Patent), the Court has granted Osteotech's motion to exclude a patent recently issued to GenSci from being entered into evidence at the trial. GenSci had attempted to enter the patent, U.S. Patent 6,309,659 (the `659 Patent) titled "Reverse Phase Connective Tissue Repair Composition", which was described in its press release of October 31, 2001, into evidence in order to support its defense of reverse doctrine of equivalents. As a result of the Court's ruling, GenSci may not introduce at trial or refer to evidence concerning its `659 Patent.

Certain statements made herein that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate successs of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in the Company's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2000 and the Form 10-Q for the first two quarters 2001) filed with the Securities and Exchange Commission.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 9, 2001

                                                    OSTEOTECH, INC.
                                        ----------------------------------------
                                                      (Registrant)


                                        By:  /s/  Michael J. Jeffries
                                             ----------------------------------
                                             MICHAEL J. JEFFRIES
                                             Executive Vice President,
                                             Chief Financial Officer
                                             (Principal Financial Officer
                                             and Principal Accounting Officer)